EXHIBIT 10.67

FORM AUTOWEB.COM, INC. DEALER AGREEMENT

This is a Dealer Agreement (“Agreement”) effective as of the date signed by Autoweb.com, Inc. below (the “Effective Date”) between (legal name)              (“Dealer”), a  ☐ Corporation,  ☐ LLC,  ☐ Partnership,  ☐ LLP,  ☐ Sole Proprietor, ☐ Other              under the laws of the state of             , and doing business as (DBA)             , and, Autoweb.com, Inc., a Delaware corporation, with its principal place of business located at 18872 MacArthur Blvd., Irvine, California 92612 (“We”, “Us” or “Our”). Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Autobytel Inc. and Affiliates Standard Terms and Conditions.

In consideration of the mutual promises and other good and valuable consideration set forth in this Agreement, and the Autobytel Inc. and Affiliates Standard Terms and Conditions located at http://extranet.autobytel.com/dealers and attached hereto and incorporated herein by reference, the parties agree as follows:

1. Services. In order to support the services selected by Dealer and offered by Us (the “Program”), which connect potential consumers with Dealer for the purpose of purchasing or leasing a new vehicle, We agree to provide a website located at the URL www.autoweb.com designed to market the services offered under the Program to Dealer and to potential vehicle consumers, and to provide information as to services such as financing, insurance and such other services that may be included in the Program from time to time. In the event of a dispute regarding the actual delivery of consumer requests, Our Systems records shall be deemed conclusive. We agree to use commercially reasonable efforts to provide to Dealer certain consumer requests from consumers originating from the www.autoweb.com website. We shall also have the right, but not the obligation, in our sole discretion, to acquire additional consumer requests from non-affiliated websites if we choose for delivery to Dealer.

2. Market Area. Dealer is hereby assigned a non-exclusive Market Area (“MA”) for each new vehicle franchise that Dealer has enrolled in the Program under this Agreement. The description of each MA is set forth in the Market Area Description below. We retain sole and complete authority to define or adjust each MA, based on market conditions, Dealer’s performance, and such other factors as We, in Our sole discretion, deem relevant. We will provide Dealer with not less than thirty (30) days written notice of any change to any MA. We shall not be liable for any unforeseen/unnoticed changes to any MA that may result from factors such as, but not limited to, changes in U.S. Postal Service zip code alterations.

3. Fees. Please select one (1) of the following two options:

☐ A. Flex (Not Available in Certain States). Dealer agrees to pay Us for each consumer request submitted by Us to Dealer regarding a new vehicle as follows for the franchises listed below (The estimated number of consumer requests per month are solely for convenience and are not a minimum and do not guarantee or limit the number of consumer requests that may, or may not, be submitted to Dealer):

Services:	Start-up Fee	$

Franchise	$ Per consumer request	Est. # consumer requests/Month
$
$
$
$
$
$
$
$

Prior to the bill being sent to you We agree to credit you for any consumer requests that are not Qualified consumer requests. A Qualified consumer request is a consumer request that is delivered to you and that has a name and a valid telephone number or email address. We will also credit you for any duplicate consumer requests (“Duplicate Consumer Requests”). A Duplicate Consumer Request is a second consumer request from a consumer originating from the www.autoweb.com website and received from the same person for the same vehicle within seventy-two (72) hours. Dealer agrees to email to the Autoweb Regional Account Manager once a month before the 30th of the month in which the consumer request was delivered a list of each consumer request that Dealer contends is not a Qualified consumer request with the following information: the consumer request Number, the name of the consumer submitting the consumer request, and the reason for requesting it to be removed from Dealer’s billing. Dealer understands and agrees that a consumer request is an expression of interest on the part of a consumer and that it does not necessarily lead to a sale of a vehicle.

☐ B. Flat.

Services:	Start-up Fee	$

Franchise:		$
Franchise:		$
Franchise:		$
Franchise:		$
Franchise:		$
Franchise:		$
Franchise:		$
Franchise:		$
Franchise:		$

	TOTAL FEES:	$

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4.	Lead Transport Method ☐ EML ☐ XML @ .

5.	Market Area Description: (Please Check One (1) of the Following)

i.	☐ MARKET AREA DESCRIPTION (Radius)

The Market Area for each Franchise below shall include consumer requests received within the Radius distance from the Center Zip Code listed as follows:

FRANCHISE	CENTER ZIP CODE	RADIUS

ii.	☐ MARKET AREA DESCRIPTION (Zip Codes)

The Market Area shall consist of the following zip codes:

By my signature below, I attest the above information is true and correct and I am authorized to sign this Agreement on behalf of the dealership named above. ABT is authorized to obtain consumer reports on Dealer from the agencies selected by ABT. Dealer agrees that a favorable consumer report (as determined by ABT) is a condition precedent to the effectiveness of this Agreement and for its ongoing continuation, and that an unfavorable credit report at any time during the Term (as determined by ABT) shall constitute an act of breach permitting ABT to terminate this Agreement.

DEALER		AUTOWEB.COM, INC.

By:		By:
	Signature		Signature

Name:		Name:	Hoshi Printer
(Please print)

Title:		Title:	VP & CFO
(Please print)

Date:		Date:

DG#                         Region Name:

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